EXHIBIT 10.16

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Agreement") dated as of December 31, 2001 is entered into by FIBERCORE, USA, INC., a Delaware corporation, (the "Debtor") and Employees' Retirement System of Alabama, instrumentality of the State of Alabama, established as a public corporation pursuant to Code of Alabama 1975, ss.36-27-2, et seq. and Teachers' Retirement System of Alabama, an instrumentality of the State of Alabama, established as a public corporation pursuant to Code of Alabama 1975, ss.16-25-2 et seq. having an address at 135 South Union Street, Montgomery, Alabama 36130 , individually and collectively as their interest may appear, their successors and assigns, as secured parties ("Lenders") (the "Secured Party");

                                   WITNESSETH:

      WHEREAS, Secured Party, on the date hereof, has advanced and/or agreed to advance to the Debtor an aggregate principal amount not to exceed TWENTY TWO MILLION and N0/100 Dollars ($22,000,000.00) pursuant to a Loan Agreement between Debtor and the Secured Party of even date herewith the terms and provisions of which are incorporated herein by reference; and

      WHEREAS, capitalized terms used in this agreement, unless otherwise defined herein, shall have the meanings assigned to such terms in the said Loan Agreement; and

      WHEREAS, the Loan is represented by two (2) Promissory Notes (the "Notes"), executed and delivered by the Debtor to the Secured Party on the date hereof; and

      WHEREAS, the Secured Party has agreed to make the Loan for the purpose of payment of the up to two-thirds (2/3) of the Project Costs described in the Loan Agreement on the Real Property described in Exhibit "A" annexed hereto and made a part hereof; and

      WHEREAS, in order to secure the payment of the Loan and the performance of the obligations and covenants of the Debtor, the Debtor desires to grant unto the Secured Party a Security Interest in and to the assets described herein in accordance with the terms and provisions contained herein.

      NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), in consideration of the Secured Party extending the Loan to the Debtor, which it would not have done but for the execution and delivery of this Agreement by Debtor, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual promises herein contained, the parties agree as follows:

      1. Grant of Security Interest. The Debtor does hereby grant to the Secured Party a Security Interest ("Security Interest"), in and to all of the following, to secure the performance and payment of the Note and to secure its performance under the Loan

Agreement and related Security Documents: The Project Equipment, the Architect's Agreement, the Construction Agreement, the Construction Drawings, all construction Contracts and Subcontracts, all other Project Documents, and, all of the tangible personal property now owned, or hereafter acquired, set forth on Exhibit "B" annexed hereto and made a part hereof, provided, however, that except for replacements or proceeds of Project Equipment originally acquired in whole or part with Lenders' funds, Project Equipment shall not include equipment, machinery or furnishings purchased or financed after Project Completion solely with funds obtained from sources other than Lenders,. (collectively hereinafter referred to as the "Collateral").

      2. Security Interest in Proceeds. Upon the sale, assignment, exchange or other disposition of the Collateral, the Security Interest shall, without break in continuity and without further formality or act, continue in and attach to all proceeds and products thereof.

      3. Covenants of Debtor. The Debtor covenants and warrants as follows:

         (a) Location of Equipment. The Debtor's primary place of business shall be at the site of the Project in Auburn, Alabama.

         (b) Control of Collateral. The Collateral shall remain in Debtor's possession and control at all times at Debtor's risk of loss.

         (c) Condition of Collateral and Maintenance of Records. Debtor will keep all Collateral in good condition, normal wear and tear excepted, and shall not permit any material waste to be committed thereon nor permit the value of the Collateral to be substantially impaired. Debtor agrees to maintain books and records pertaining to the Collateral in such detail and form as Secured Party shall reasonably require.

         (d) Use. The Collateral shall be used for business purposes in connection with the ordinary and customary business conducted by Debtor.

         (e) Change of Address. Debtor shall immediately advise Secured Party in writing of any change in address.

         (f) Mortgages and Liens. Except as otherwise is specifically permitted in the Loan Agreement, the Debtor will at all times keep the Collateral free from all liens, encumbrances and security interests, other than the security interest herein granted to Secured Party, and the Debtor agrees that the Security Interest constitutes and shall at all times remain a first lien and security interest in the Collateral.

         (g) Insurance. Debtor will obtain and maintain at all times, comprehensive insurance against risks of fire, theft and such amounts as the Secured Party shall reasonably require (but in no event in an amount less than the replacement value thereof), written by such companies as are rated A+ or higher by AM Best Company (or if such company shall hereafter change its rating system, then with such insurance companies which shall have Best's then highest rating), with a loss payable clause in favor of the Debtor and Secured Party as their interests may appear, and such


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

insurance shall only be subject to alteration or cancellation only after thirty (30) days' written notice to Secured Party; and that Debtor will deliver to Secured Party a certificate or memorandum of such insurance within forty-five
(45) days of the date hereof and renewals of such policy or policies at least forty-five (45) days prior to expiration dates thereof, the said renewals or policies to be marked "paid" by the issuing company or agent;

             (i) If the Debtor fails to keep the Collateral insured as above specified, then the Secured Party, may, at Secured Party's option, insure the same for its insurable value, including replacement value, and the cost of such insurance to Secured Party shall become a debt owing to Secured Party by Debtor and secured hereby.

             (ii) No loss or damage to the Collateral shall otherwise affect the Debtor's obligations hereunder.

             (iii) Except as otherwise provided in the Loan Agreement, all proceeds of any such policy, on any Collateral, shall constitute "proceeds" under this Security Agreement and the Security Interest shall attach thereto.

         (h) Title. Upon exercise of the Option, and except for the Security Interest hereby granted, Debtor has full and fee simple title to the Collateral free from any and all liens, encumbrances, charges or claims of any nature or kind whatsoever. To its actual knowledge, Debtor has not done or suffered anything to prejudice, frustrate or destroy the Security Interest and Debtor will defend the Collateral and every part thereof unto the Secured Party, its successors and assigns, against any and all claims and demands of all persons claiming the same or any interest therein, at any time.

         (i) Financing Statements. To Debtor's actual knowledge, except for the financing statements of even date herewith filed on behalf of the Secured Party, no financing statement, security agreement or other instrument required covering or affecting the Collateral or any part thereof or any proceeds thereof is on file or recorded in any public office or place.

         (j) Sale, Lease or Disposition of Collateral. Except as otherwise is specifically provided in the Loan Agreement, the Debtor, will not, without written consent of the Secured Party sell, contract to sell, lease encumber or otherwise transfer or dispose of the Collateral or any interest therein or permit it to become an accession to other goods except in the ordinary course of business, until this Security Agreement and all debts secured thereby have been fully satisfied.

         (k) Taxes and Assessments. Debtor shall promptly pay when due all taxes, license fees, assessments, claims, and other charges ("Taxes") levied or assessed against or on the Collateral or on its use and operation, except when and to the extent Debtor is contesting such items in good faith. If the Taxes remain unpaid at the date fixed for the payment thereof, or if any lien shall be claimed thereunder which in Secured Party's opinion may create a valid obligation having priority over the rights


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

granted to Secured Party herein and if Debtor is not diligently contesting such items in good faith, Secured Party may, without notice to Debtor, on Debtor's behalf, pay such Taxes, and the amount thereof shall be an obligation secured hereby and due to Secured Party on demand. Debtor further agrees to pay any and all fees, costs, and expenses of whatever kind and nature (including any taxes, reasonable attorney's fees, or costs for insurance of any kind) which Secured Party may incur in filing public notices, preparing or filing documents, making title examinations or rendering opinions, protecting, maintaining, or preserving the Collateral, foreclosing the Security Interest granted hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the Secured Party's transactions with Debtor under this Agreement.

         (l) Debtor's Other Taxes. Debtor has and will continue to duly pay all franchise taxes and corporation taxes, sales taxes, payroll taxes, income taxes, permit fees, imposts, duties and charges, levied, assessed or imposed upon it, or upon any of its property, the Collateral, or other property of whatsoever kind or description, except when and to the extent Debtor is contesting such items in good faith.

         (m) Performance of Agreement. Debtor shall perform and/or comply with all covenants and agreements set forth in this Security Agreement and in the Loan Agreement.

      4. Subsequent Documents. During the term hereof Debtor agrees to execute and deliver, upon demand at any time, to Secured Party confirmatory assignments or other forms of identification in the form required by Secured Party of any or all Collateral, together with such other evidence of the existence and identity of such collateral as Secured Party may reasonably require.

      5. Rights Upon Default. Upon the occurrence and during the continuance of an Event of Default described in Paragraph 7 hereof, Secured Party may then, or any time thereafter (such default not having previously been cured), declare the whole of the indebtedness hereby secured with interest thereon, to be due and payable according to the terms of the Note, and shall then have all the remedies of a secured party under the laws of the State of Alabama, including without limitation, the following:

         (a) Assembly. Secured Party may require Debtor to assemble the Collateral and to make it available to Secured Party at any reasonable place designated by Secured Party.

         (b) Possession. Secured Party may take possession of the Collateral and control any proceeds thereof, peaceably enter into the premises on which the Collateral or any proceeds or any part thereof may be situated and remove the same therefrom. Debtor hereby waives and releases Secured Party of and from any and all claims in connection with such removal.


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

         (c) Notice. Written notice, when required by law, sent to the Debtor's address shown herein at least fifteen (15) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

         (d) Reimbursement. Debtor shall reimburse Secured Party for any expense reasonably incurred by Secured Party in protecting or enforcing Secured Party's rights under this Security Agreement, including without limitation reasonable attorney's fees and legal expense and all reasonable expenses of insuring, taking possession, holding, preparing for disposition, and disposing of the Collateral. After deduction of such expenses, Secured Party may apply the proceeds of disposition to the indebtedness specifically secured hereby, in such order and amounts as Secured Party elects.

         (e) Exemptions. The Debtor waives to the extent allowed by law all personal property rights of exemption allowed Debtor under the Constitution and laws of Alabama or any other jurisdiction, in connection with or related to the collection of the indebtedness created herein, whether by garnishment, levy, attachment or any other process of law. The Debtor agrees to pay all reasonable costs of collection and foreclosure hereof, including a reasonable attorney's fee, in the event said indebtedness is not paid to maturity, or other Event of Default occurs hereunder.

         (f) Judicial Foreclosure. To foreclose the Security Interest created herein by any available judicial procedure.

         (g) Right of Disposition. To sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale, or through any broker, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other commercially reasonable terms and conditions as Secured Party in its reasonable discretion may deem advisable, and Secured Party shall have the right to purchase all or any part of the Collateral at any such sale.

         (h) Stored Property. Debtor authorizes and licenses Secured Party to take custody of and store for Debtor's account any personal property placed on, or in, or attached to any item of Collateral repossessed or taken under process hereunder. All such personal property that does not constitute Collateral shall be returned to Debtor on demand. No such repossession, taking, or storing shall be deemed a conversion or otherwise deemed to be a wrongful act.

         (i) Completion of Work in Process. If any Collateral shall require maintenance, preparation, or is in process or other unfinished state, Secured Party shall have the right, at Secured Party's option, to do such maintenance, preparation, processing, or completion for the purpose of putting the Collateral in such salable form as it shall deem reasonably appropriate at Debtor's expense.

         (j) Deficiency and Surplus. Debtor shall be liable to Secured Party for, and shall pay to Secured Party on demand, any deficiency which shall remain after such


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

sale, lease, or other disposition of the Collateral, and Secured Party, in turn agrees to remit to Debtor, or Debtor's successors or assigns, within a reasonable time, any surplus resulting therefrom.

         (k) Nonexclusive. No remedy of Secured Party hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

      6. Continuing Obligation of Debtor. During the term any amount or amounts are payable under the Note, Debtor agrees, in addition to any other agreement or covenants in the Loan Agreement, to do the following:

         (a) Financing Statements. Upon five (5) calendar days' notice, Debtor shall join with Secured Party at the request of Secured Party, or in the execution of or will execute, one or more financing statements or instruments of like tenor, and any other documents deemed necessary by Secured Party for the purpose of preserving, protecting, confirming or otherwise evidencing the security interest granted hereby for filing in such offices as are deemed by Secured Party to be necessary or desirable. Debtor shall pay all costs of recording and filing of financing statements.

         (b) Information Relative to Collateral. Debtor shall furnish to Secured Party such information relative to the Collateral as Secured Party shall from time to time reasonably request. Debtor's failure, however, to promptly give Secured Party such statements shall not affect, diminish, modify, or otherwise limit Secured Party's Security Interest in the Collateral.

         (c) Inspection of Books. Secured Party, at its own expense, shall have the right, upon reasonable notice, to inspect, during normal business hours, the Collateral and books, records or other writings relative thereto. Debtor agrees that Secured Party or its agent may enter upon Debtor's premises at any time during normal business hours, for the purpose of inspecting the Collateral and any and all books and records pertaining thereto.

      7. Events of Default. Debtor shall be deemed to be in default hereunder in the event that:

         (a) Default Under Loan Documents. The occurrence of an Event of Default under the Loan Agreement or any of the other related agreements between the parties; or

         (b) Non-Observance. If Default shall be made by Debtor in the due performance or observance of any covenant, agreement or provision contained herein and such default shall have continued for a period of sixty (60) days (or ninety (90) days if such default shall not be curable within such time and the Debtor shall, in good faith and with reasonable diligence, continue to prosecute such cure) after written notice from Secured Party to Debtor.


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

      8. No Election of Remedies. To the extent that Debtor's obligations are now or hereafter secured by any assets or property other than the Collateral, or by the guaranty, endorsement, assets, or property of any other person, Secured Party shall have the right in its sole and absolute discretion to determine which rights, security, liens, security interests, or remedies it shall at any time pursue, foreclose upon, relinquish, subordinate, modify, or take any other action with respect to, without in any way modifying or affecting any of them, or waiving any of Secured Party's rights hereunder.

      9. Waiver. No failure on the part of Secured Party to exercise, and no delay in exercising any of its rights or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy permitted hereunder or under the Alabama Code, or other law.

      10. Amendment. This Security Agreement may not be changed or terminated except by written agreement between the parties hereto.

      11. Binding Upon Successors. This Security Agreement shall be binding upon and shall inure to the benefit of all the successors and assigns of the parties.

      12. Assignment. This Agreement or the obligations hereunder may not be assigned by Debtor.

      13. Headings. The headings contained in this Agreement shall not be deemed a material or substantive part thereof and are included herein by the parties for ease of reference only.

      14. Notices. Any Notices required or permitted hereunder shall be effective if in writing and mailed to the parties as follows:

          (1) If to the Borrower:

              FiberCore USA, Inc.
              708 Third Avenue
              New York, NY 10017

with a copy to:

              Malcom Wattman, Esq
              Cadwalader, Wickersham & Taft
              100 Maiden Lane
              New York, NY 10038


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

        (2)   If to ERSA:

              Employees' Retirement System of Alabama
              135 South Union Street
              Montgomery, Alabama 36130-4101
              Attention:  Dr. David G. Bronner, Secretary-Treasurer

              with a copy to:

              John N. Pappanastos, Esq.
              Pappanastos, Wilson & Assoc., P.C.
              P.O. Box 2030
              Montgomery, AL 36102-2030

         (3)  If to TRSA:

              Teachers' Retirement System of Alabama
              135 South Union Street
              Montgomery, Alabama 36130-4110
              Attention: Dr. David G. Bronner,
                         Secretary-Treasurer

              with a copy to:

              John N. Pappanastos, Esq.
              Pappanastos, Wilson & Associates, P.C.
              P.O. Box 2030
              Montgomery, AL 36102-2030

      15. Capitalized Terms. The capitalized terms used herein, unless defined herein, shall have the meaning assigned to them in the Loan Agreement.

      16. Miscellaneous.

         (a) Governing Law. This Agreement shall be construed under and in accordance with the Alabama Uniform Commercial Code and other applicable laws of the State of Alabama.

         (b) Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

         (c) Survival. The representations and warranties, indemnifications, covenants and other provisions hereof contained in and made pursuant to this Security Agreement shall survive (i) the execution and delivery of this Agreement and (ii) the


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

execution and delivery of all documents necessary for the consummation of the transactions herein contemplated.

         (d) Time of Essence. Time is of the essence as to each provision of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement under seal on the day and year first above written.


                                 DEBTOR:

                                 FIBERCORE, USA, INC.,
                                 an Alabama non profit corporation



                                 By: /s/ Robert Lobban
                                     ------------------------------------
                                     Robert Lobban
                                     Its:  Chief Financial Officer



                                 By: /s/ Steven Phillips
                                     ------------------------------------
                                     Steven Phillips
                                     Its:  Secretary (Ass't)


                                 SECURED PARTY:

                                 Employees Retirement System of Alabama Teachers Retirement System of Alabama


                                 By: /s/ David G. Bronner
                                     ------------------------------------
                                     David G. Bronner
                                     Its Secretary-Treasurer


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

Mortgage and Security Agreement
Signature Page

      IN WITNESS WHEREOF, this Security Document has been executed by Borrower the day and year first above written.


                                       BORROWER / MORTGAGOR
                                       FIBERCORE, USA, INC.,
                                          A Delaware Corporation



                                       By: /s/ Robert Lobban
                                           ------------------------------------
                                           Robert Lobban
                                           Its:  Chief Financial Officer


ATTEST:


   /s/ Steven Phillips
   ---------------------------------
   Steven Phillips
   Its:  Secretary (Ass't)

STATE OF MASSACHUSETTS

COUNTY OF WORCESTER

Before me the undersigned Notary Public, appeared ROBERT LOBBAN whose name as CHIEF FINANCIAL OFFICER of FIBERCORE USA, INC., a Delaware corporation, is signed to the foregoing, and who is known to me, acknowledged before me on this day that being informed of the contents of the foregoing, he executed the same voluntarily for and as the act of said corporation on the date the same bears date.

Given under my hand and official seal this 28th day of December, 2001.



                                          /s/ Cassandra De Luca
                                          ------------------------------------
                                          NOTARY PUBLIC
                                          My Commission expires:  12/17/04


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

                                   EXHIBIT "A"

                          TO SECURITY AGREEMENT BETWEEN
                         FIBERCORE USA, INC (as Debtor)
                                       and
                 and EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA and
                     TEACHERS' RETIREMENT SYSTEM OF ALABAMA

         -------------------------------------------------------------
                        [Real Property Legal Description]

            Lot 1 of the Auburn Technology Park North, as same appears in the records of the office of the Judge of Probate for Lee County, Alabama at:_______
__________________________________________________


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

                                   EXHIBIT "B"

                          TO SECURITY AGREEMENT BETWEEN
                         FIBERCORE USA, INC (as Debtor)
                                       and
                   EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA and
                     TEACHERS' RETIREMENT SYSTEM OF ALABAMA


                            [Collateral Description]
         --------------------------------------------------------------

      1.    The Construction Contract;

      2.    The Architect Contract;

      3.    The Construction Drawings;

      4.    The Project Equipment;

      5.    The Project fixtures.

      6.    The Project Contracts and Subcontracts.

      7.    The Project Documents.


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